CONSENT TO ASSIGNMENT


 I.       PARTIES AND DATE.

          This Consent to Assignment ("Consent") dated January 4, 2001,is made by and among Intel America's Corporation as assignor ("Assignor), and Convera Corporation as assignee ("Assignee"), and THE IRVINE COMPANY ("Landlord").

 II.      RECITALS.

          Landlord and Assignor, as tenant, are parties to a lease ("Lease") dated November 11, 1992 for certain space located at 1781 Fox Drive, San Jose, California. The Lease has subsequently been amended December 20,1999.

          Assignor desires Landlord to consent to Assignor's assignment to Assignee of all Assignor's right title and interest in the Lease.

 III.     TERMS OF CONSENT.

          A. Assignor.
             --------

          For valuable consideration, receipt of which is hereby acknowledged,
Assignor:

                  1.  Agrees

                           a.   That it shall not be released  from its
obligations under the Lease, including all monetary obligations, if Assignee fails to perform them;

                           b.   To promptly cure any default curable by
Assignee under the Lease, provided the cure may reasonably be accomplished by Assignor without taking possession of the Premises;

                           c.   That it shall not have any right to take
possession of the Premises without the prior written consent of Landlord; and

                           d.   That it is, by a  separate  agreement
("Assignment Agreement") with Assignee, assigning to Assignee all of Assignor's right, title and interest in the Lease, including the security deposit, if any.

                  2. Represents and warrants that it has not failed to disclose to Landlord any information which, if known by Landlord, might provide grounds for Landlord to reasonably withhold its consent to the assignment of the Lease to Assignee.

          B. Assignee

          For valuable consideration, receipt of which is hereby acknowledged,
Assignee:
                  1.       Agrees

                           a.   That it has accepted the assignment made under
the Assignment Agreement;

                           b.   That the  Assignment  Agreement is subject to
the terms of the Lease and does not modify either party's obligations under the Lease;

                           c.   To perform all of the terms under the Lease and
any amendment as though  Assignee were the original tenant under the Lease; and

                           d.   That its address for receipt of notices under
the Lease is:
                           The Irvine Company c/o Insignia/ESG Inc.
                           160 W. Santa Clara St. Ste. 1350.
                           San Jose. CA 95113-1735
                           and
                           Mr. Martin Nowakowski
                           Convera Corporation
                           -------------------
                           1921 Gallows Road, Suite 200
                           Vienna, Virginia 22182

                  2. Acknowledges that Landlord has not made any express or implied oral or written representation or promise that

                           a.   Future assignments will be approved;

                           b.   Assignee will enjoy financial success in
operating any business on the premises;

                           c.   It will grant an extension of the term or enter
into any other modification of the Lease; and

                           d.   Assignor is not in default under the Lease.

                  3. Acknowledges that it has been provided with a copy of the Lease, together with all amendments, if any, and that it has read the Lease, together with all amendments and fully understands its obligations as tenant under the Lease.

 IV.      CONSENT.

          For valuable consideration, including the assignments, acknowledgments, and representations of Assignor and Assignee set forth above, Landlord consents to Assignor's assignment to Assignee of all of Assignor's right, title and interest in the Lease.

 V.       GENERAL.

          A.      Attorney's Fees

          The provisions of the Lease respecting attorney's fees shall apply to this Consent.

          B.      Authority to Execute Agreement

          Each individual executing this Consent on behalf of a partnership or corporation represents that he or she is duly authorized to execute and deliver this Consent on behalf of the corporation and/or partnership and agrees to deliver evidence of his or her authority to Landlord upon request by Landlord.

 VI.      EXECUTION.

          Assignor, Assignee and Landlord have executed this Consent as of the date set forth in "I. PARTIES AND DATE" above.

ASSIGNOR:


INTEL AMERICAS, INC.

By:/s/ W.F. Sheppard
W.F. Sheppard
Vice President
ASSIGNEE:

CONVERA CORPORATION

By  /s/ James Buchanan
James Buchanan
Title:    CFO

LANDLORD:

THE IRVINE COMPANY

By: /s/ William R. Halford
William R. Halford
President, Office Properties

By:/s/ Nancy E. Trujillo
Nancy E. Trujillo
Assistant Secretary

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                                       AND
                              CONSENT TO ASSIGNMENT


         THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND CONSENT TO ASSIGNMENT (this "Assignment") is made and entered into this ______ day of _______________, 2001 by and among Intel America's Corporation, a Delaware corporation ("Assignor"), Convera Corporation, a Delaware corporation ("Assignee") and The Irvine Company ("Landlord").


WHEREAS

          A. Intel Corporation, a Delaware corporation, entered into the Lease as defined below;

          B. The Lease was assigned to Intel Americas, Inc., a Delaware Corporation, by an Assignment and Assumption of Lease dated June 26, 2000;

          C. Intel Corporation owns 100% of the common stock of Intel Americas, Inc.;

          D. Intel Corporation owns 54.3% of the common stock of Convera Corporation, a Delaware corporation;

         E. Convera Corporation is an affiliate of Intel Corporation and Intel Americas Inc.; and

          F. Intel Americas Inc. wishes to further assign the Lease to Convera Corporation.

          THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Definitions. As used in this Assignment, each of the following terms shall have the indicated
                  -----------
                  meaning:
                  1.1     "Lease"  means the Lease  Agreement,  dated
                          November 11, 1992 Landlord and Assignor covering the Premises.
                  1.2 "Premises" means the premises located at 1781 Fox Drive, San Jose, California.

         2.       Assignment  and  Assumption.   Effective  upon  the  full
execution  of  this  Assignment  and
                  ---------------------------
                  Assumption, Assignor hereby assigns, transfers, conveys and sets over to Assignee, its successors and permitted assigns, all of Assignor's right, title and interest in and to, and all of Assignor's obligations under the Lease. Assignee hereby accepts this Assignment and assumes and agrees to be bound by, and to perform all of the terms, covenants and conditions to be performed by the tenant under the Lease. Such assignment and assumption are subject to all of the provisions of this Assignment and the Lease, and to the conditions set forth in the Consent to Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the date set forth below.


ASSIGNOR:

INTEL AMERICAS, INC.
BY: /s/ W.F. Sheppard
W.   F.  Sheppard, Vice President
Date:


ASSIGNEE:

CONVERA CORPORATION
By:  /s/ James Buchanan
Print or Type Name of Signatory:
James Buchanan
Its   CFO
Date 11/23/01

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                                       AND
                              CONSENT TO ASSIGNMENT


         THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND CONSENT TO ASSIGNMENT (this Assignment") is made and entered into this 26th day of June 2000 by and among Intel Corporation, a Delaware corporation ("Assignor ), Intel Americas, Inc., a Delaware corporation ("Assignee") and The Irvine Company ("Landlord").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         1. Definitions. As used in this Assignment, each of the following terms shall have the indicated
                  -----------
                  meaning:

                  1.1 "Lease" means the Lease Agreement, dated 11 November 1992 between Landlord and Assignor covering the Premises.

                  1.2 "Premises" means the premises located at 1781 Fox Drive, Building A

         2. Assignment and Assumption. Effective as of January 1, 2000, Assignor hereby assigns. transfers, conveys end sets over to Assignee, its successors and permitted assigns, all of Assignor's right, title and interest in end to, and all of Assignor's obligations under the Lease. Assignee hereby accepts this Assignment and assumes and agrees to be bound by, and to perform all of the terms, covenants and conditions to be performed by the tenant under the Lease. Such assignment and assumption are subject to all of the provisions of this Assignment and the Lease, and to the conditions set forth in the Consent to Assignment of Landlord.

         3. Consent to Assignment of Landlord. Subject to the following conditions. Landlord hereby consents to the assignment of the Lease by Assignor to Assignee:

                  3.1 Assignor shall not be relieved of any obligation to be paid or performed by the tenant under the Lease, whether occurring before, on or after the date of this Assignment, but rather Assignor and Assignee shall be jointly and severally primarily liable for such payment and performance;

                  3.2 This consent shall not be deemed or construed to modify, amend or affect the provisions of the Lease or the tenant's obligations under the Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the Assignment had not been made;

                  3.3 Assignee may not further assign the Lease or sublet the Premises without the prior written consent of Landlord in each instance, except as expressly provided otherwise in the Lease; and

          4. General Provisions. A modification of or amendment to any provision contained in this
                  -------------------
                  Assignment shall be effective only if the modification or amendment is in writing and signed by the parties to this Assignment. This Assignment shall inure to the benefit of, and be binding on, the parties and their respective successors and permitted assigns. This Assignment shall be governed by and construed and interpreted in accordance with, the laws (excluding the choice of laws, rules) of the State of California. This Assignment may be executed in any number of duplicate originals or counterparts, each of which when so executed shall constitute in the aggregate but one and the same document.

IN WITNESS WHEREOF, Assignor. Assignee and Landlord have executed this Assignment on the date set forth below.

ASSIGNOR:

INTEL CORPORATION

By /s/ Willard F. Sheppard
Print or Type Name of Signatory
Willard F. Sheppard
V.P. and Director of Corporate Services

Date ______12/17/99_________



ASSIGNEE:

INTEL AMERICAS, INC.
By  /s/ Patrice Scatena
Print or Type Name of Signatory
Patrice Scatena
V.P. and Secretary
Date ______12/20/99_________



LANDLORD:

THE IRVINE COMPANY
By /s/ Robert E. Williams, Jr.
Robert E. Wi11iams, Jr.
President, Irvine Industrial Company,
a Division of The Irvine Company
Date   June 26, 2000

By  /s/ Jeffrey J. Wallace
Jeffrey J. Wallace
Assistant Secretary
Date:  June 26, 2000

                          COMMENCEMENT DATE MEMORANDUM


LANDLORD:            Alpha Building Associates Joint Venture

TENANT:              Intel Corporation

LEASE DATE:          November 11, 1992

PREMISES:            13,829 square feet
                     1781 Fox Drive
                     San Jose, California  95131

Pursuant to Paragraph 4.B. of the above referenced lease, the Commencement Date is hereby established as January 15, 1993.

Landlord:
Alpha Building Associates Joint Venture a California general partnership
By:  Hutton Real Estate Services, Inc., a Delaware Corporation, general partner



Tenant:
Intel Corporation, a Delaware Corporation
By:  /s/ Earl Whetstone                               Date:  3-22-93
Title:  Earl Whetstone, V.P & Director, America's Sales Marketing

                                      LEASE


       1. Parties. THIS LEASE (the "Lease"), dated November , 1992, is entered into by and between Alpha Building Associates Joint Venture, a California general partnership ("Landlord"), whose address is c/o Shearson Lehman Brothers, 388 Greenwich Street, New York,NY 10013 and Intel Corporation, a Delaware Corporation ("Tenant"), whose address is Sales Administration R.N. 5-02. 2200 Mission College Boulevard. P.O. Box 58119, Santa Clara, CA 95052--8119.

       2. Premises. Landlord hereby leases to Tenant and Tenant Hereby leases from Landlord those certain premises consisting of approximately thirteen thousand eight hundred and twenty nine (13,829) square feet, as shown in Exhibit A (the "Premises") in that certain building, commonly known as 1781 Fox Drive, Building A, in the City of San Jose, County of Santa Clara, California 95131, (the "Building") as further defined in Paragraph 3.B., located on that certain real Property consisting of approximately one and 89/lOOths (1.89) acres, as more particularly described in Exhibit B (which, together with the Building and other improvements thereon shall be referred to as the "Property"), together with a right in common to the Common Area as defined in Paragraph 3.F. Tenant's right to use the parking area and landscaped area of the Common Area of the Premises, as that term is defined in Paragraph 3 F., shall be a right in common with other tenants of the Property.

       3. Definitions. The following terms shall have the following meanings in this Lease:
           ------------

               A. Alterations. Any alterations, additions or improvements made in, or about the Building or the Premises after the commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

               B. Building. That certain building on the Premises consisting of approximately twenty-six thousand one hundred and twenty three (26,126) square feet.

               C. CC&R's. Those certain covenants, conditions and restrictions recorded at Page 394, Book G728, of the Official Records of Santa Clara County, California, on April 16, 1982, and the First Amendment and Second Amendment dated September 9, 1982, and recorded on November 24, 1982, as amended, attached hereto as Exhibit C.

               D.     City. The City of San Jose, State of California.
                      ----

               E. Commencement Date. The Commencement Date of this Lease shall be the first day of the Lease term determined in accordance with Paragraph 4.B.

               F. Common Area. All areas and facilities connected with the Property provided and designated by Landlord for the general use and convenience of Tenant and other tenants and occupants of any part of the Property, including, without limitation, those portions of the Building for the general use and convenience of all tenants of the Building such as hallways, stairs, elevators, entrances and exits, restrooms, appurtenant equipment serving the Building, parking areas, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas and acilities, subject to the reasonable rules and regulations and changes therein from time to time promulgated by Landlord governing the use of the Common Area.

               G.     County. The County of Santa Clara, State of California.

               H.     HVAC. Heating, ventilating and air conditioning.

               I. Interest Rate. The then prime rate of interest established by Bank of America, N.T.S.A., San Francisco main branch, plus two percent (2%), however, in no event to exceed the maximum rate of interest permitted by law.

               J.     Landlord's  Agents.  Landlord's  authorized  agents,
partners,  subsidiaries,   directors, officers, and employees.

               K.     Monthly Rent. The rent payable pursuant to Paragraph 5.A.

               L. Real Property Taxes. Any form of assessment, license, fee, rent tax, levy, penalty, or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to , any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Property or the Premises or any part thereof; (iii) surcharged against the parking area; (iv) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; or (v) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises whether or not now customary or within the contemplation of the parties.

               M. Rent. Monthly Rent plus the Additional Rent defined in Paragraph 5.C.

               N. Security Deposit. That amount paid by Tenant pursuant to Paragraph 7.

               0. Sublet. Any transfer, sublet, assignment, license or concession agreement, change of ownerahip, mortgage, or hypo-thecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises, or of cumulatively more than 50% of the ownership interests of Tenant (i.e., partnership interests if Tenant is a partnership or shares if Tenant is a corporation).

               P. Subrent. Any consideration of any kind received, by Tenant from a subtenant if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to, bonus money and payments (in excess of book value) for Tenant's assets including its trade fixtures, equipment and other personal Property, goodwill, general intangibles, and any capital stock or other equity ownership of Tenant.

               Q. Subtenant. The person or entity with whom a Sublet agreement is proposed to be or is made.

               R. Tenant Improvements. Those certain improvements to the Premises to be constructed by Landlord pursuant to Exhibit D.

               S.     Tenant   Improvements   Allowance.   The  cost  allowance
provided by Landlord for the construction of the Tenant Improvements as further described in Exhibit D.

               T. Tenant's Personal Property. Tenant's trade fixtures, furniture, equipment and other personal Property in the Premises.

               U.     Term. The term of this Lease set forth in Paragraph 4.A.

       4.      Lease Term.

               A. Term. The Term shall be a period of ten (10) years beginning on the Commencement Date as defined in Paragraph 4.B an terminating ten (10) years thereafter, unless sooner terminated according to the terms of this Lease.

               B. Commencement Date. The Commencement Date of this Lease shall be January 1, 1993. Notwithstanding the above, in no event shall the Commencement Date be prior to the date fourteen (14) days following the date Landlord has substantially completed the Premises in accordance with Exhibit D.

               C. Early Entry. Provided Tenant has paid to Landlord the Monthly Rent for the month of January, 1993, Tenant shall have the right to enter the Premises on or after December 15, 1992 to take occupancy of the Premises. Such entry shall be subject to all of the terms and conditions of this Lease, except that Tenant shall not be required to pay any rent on account thereof. Tenant shall defend, indemnify and hold Landlord harmless from any claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any such early entry by Tenant. In the event the Commencement Date of this Lease shall be later than January 1, 1993, Tenant shall have the right to enter the Premises pursuant to the terms of this paragraph a minimum of fourteen (14) days prior to the new Commencement Date following Landlord's substantial completion of the Premises in accordance with Exhibit D (i.e., Tenant shall be allowed to occupy the Premises rent free for up to two (2) weeks prior to the Commencement Date.

               D. No Perpetuity. Either party, at its option, may terminate this Lease by giving written notice of its election to terminate to the other party if the Commencement Date has not occurred on or before one hundred twenty
(120) days from the date of execution hereof through no fault of the terminating party.

       5. Rent.

               A. Monthly Rent. Tenant shall pay to Landlord, in lawful money of the United States, for each calendar month of the term, in advance, on the first day of each calendar month without abatement, deduction, claim, offset, prior notice or demand, Monthly Rent as follows: Months 1 through 12 the monthly rent shall be $11,063; from the 13th month through the end of the 24th month the monthly rent shall be $12,446; from the 25th month through the end of the 36th month the monthly rent shall be $13,829; from the 37th month through the end of the 48th month the monthly rent shall be $15,212; from the 49th month through the end of the 60th month the monthly rent shall be $16,180; from the 61st month through the end of the 84th month the monthly rent shall be $17,978 and; from the 85th month through the end of the 120th month the monthly rent shall be $19,361. Tenant shall pay the first months Rent on or before the date Tenant occupies the Premises.

               B. Prorations. If the Commencement Date is not the first (1st) day of a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Lease commences or terminates.

               C. Additional Rent: Increases in Operating Expenses and Taxes. For purposes of this Lease, the parties agree to the following:

                     (i) "Base Operating Expenses and Taxes" shall be the amount of actual operating expenses for calendar year 1993, for the Building for the full 1993 calendar year.

                     (ii) "Operating Expenses" shall mean all direct costs of operating, maintaining and managing the Building and Property (including parking areas) including, but not limited to, all charges paid or expenses incurred by Landlord for repairs, maintenance, utilities, water, capital improvements required to meet changed government regulations as a result of Tenant's particular use of the Premises, cleaning and janitorial services, a reasonable management fee, security services, modifications or additional capital improvements or replacement of existing building systems or equipment to reduce the Operating Expenses which shall be amortized at the Interest Rate over the useful life of the improvement or equipment and included in Operating Expenses (to the extent of the cost savings realized) maintenance of landscaping (including necessary plant replacements), glazing, plumbing systems, electrical systems, heating and air conditioning systems, automatic fire extinguishing systems, conference centers, roofs, down spouts, exterior common areas, ceilings, Building exterior and common area doors, rubbish removal, Property and liability insurance, licenses, permits and inspections, reasonable legal expenses and the reasonable cost of contesting the validity or applicability of any government enactments that may affect Operating Expenses.

                      (iii) "Taxes" shall mean all Real Property Taxes as hereafter defined in Paragraph 15 and all other taxes which are paid by Landlord under this Lease.

               If the aggregate Operating Expenses and Taxes for the 1994 Calendar Year and each calendar year thereafter during the Lease term, exceeds the Base Operating Expenses and Taxes, Tenant shall pay Landlord, as Additional Rent, this increase ("Increase"). In no event shall Landlord be liable to Tenant or will Rent be reduced based on the decreased cost of Operating Expenses and Taxes in relation to Base Operating Expenses and Taxes.

               The Increases in Operating Expenses and Taxes shall be Additional Rent and shall be paid to Landlord, expect as otherwise provided in this Lease, as follows: prior to the commencement of each calendar year or within a reasonable period thereafter, Landlord shall estimate, in advance, such Increase for the following calendar year and Landlord shall notify Tenant of such estimate in writing. Commencing on the first day of the first month of the calendar year for which Landlord has notified Tenant of the estimated Increase, and on the first day of every month thereafter in such year, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/12th) of such yearly Increase. Within ninety (90) days of the end of each calendar year for which Tenant has made estimated payments, Landlord shall furnish Tenant a statement rendered in accordance with generally accepted accounting principles with respect to such year, showing actual charges for the past calendar year and the total payments made by Tenant on the basis of Landlord's estimate. Upon request by Tenant to Landlord, Landlord shall allow Tenant to review Landlord's records with respect to Operating Expenses at all reasonable times. If the Increase exceeds the payments made by Tenant based on Landlord's estimate, Tenant shall pay the deficiency to Landlord within thirty (30) days of Tenant's receipt of Landlord's statement. If the total payments by Tenant based on Landlord's estimate exceeds the Increase, Tenant's excess payment shall be credited toward future payments by Tenant of Monthly Rent or refunded to Tenant within thirty (30) days of Landlord's statement to Tenant. All Lease provisions with respect to late charges and interest on unpaid Rent shall be applicable to Additional Rent, as well as to Monthly Rent and all other monetary amounts due from Tenant under this Lease.

               D. Monetarv Obligations as Rent. All monetary amounts payable by Tenant to Landlord under this Lease including but not limited to Monthly and Additional Rent, and amounts paid by Landlord to cure Tenant's default(s) shall be deemed "Rent" hereunder.

               E. Operating Expense Exclusions and Limitation. Notwithstanding anything to the contrary in this Lease, Operating Expenses shall not include, and Tenant shall have no liability for, the following expense items:

                      (i) the construction costs, purchase price or depreciation of the Property, Building and Premises, and any additions thereto or expansions thereof, including, without limitation, the cost of tools, equipment and material purchased in connection therewith, and the cost to repair defects therein.

                      (ii) costs incurred for the repair, maintenance or replacement of the structural components of the Property, Building or Premises, including, without limitation, beams, columns, foundations, footings, structural slabs and the roof.

                      (iii) costs incurred for the repair, maintenance or replacement of the Property, Buildingor Premises, or any portion, to the extent of: (a) the proceeds of insurance which Landlord is required to maintain under the Lease or actually maintains (whichever is greater), including any deductibles which exceed S25,000 and self-insured amounts, (unless such costs are attributable to Tenant's or Tenant's guests' employees', agents', or invitees' negligence or willful misconduct in which event Tenant shall be responsible for Landlord's insurance deductible or for such costs as are not otherwise covered by such insurance), (b) any reimbursement which Landlord is entitled to receive therefore under any warranties or from any third party (other than on account of a lessee's proportionate share of Operating Expenses, or (c) the negligence or willful misconduct of Landlord or its agents, employees, contractors or invitees.

                      (iv) rentals and related expenses incurred in leasing air conditioning systems, elevators or other equipment that may be classified as capital expenditures under generally accepted accounting principles, except for rentals and related expenses incurred in connection with the rental of such equipment in order to make repairs or keep permanent systems in operation while repairs are being made, and except for the rental of equipment that is not affixed to the Property and which is used in the maintenance or repair of the Property or Building or the provision of other services required to be furnished by Landlord under this Lease.

                      (v) interest, principal, points and fees on debt or amortization of any deed of trust, mortgage or other debt instrument encumbering all or any portion of the Property or Building.

                      (vi) expenses and penalties (including, without limitation, attorneys fees) incurred due to Landlord's violation of (a) any lease of premises, or (b) any deed of trust or mortgage, or (c) any law, rule, regulation, code, permit or private restriction, in each case, affecting or applicable to the Property, the Building or any portion thereof.

                      (vii) leasing commissions, attorneys' fees, tenant improvement costs and other costs and expenses incurred in connection with the leasing, or the improvement for leasing, of any premises.

                      (viii) advertising, marketing, media and promotional expenditures regarding the Property or Building, and costs of signs in or on the Property or Building identifying the owner, lender or any contractor thereof.

                      (ix) in the event a parking charge is imposed for use of the parking areas serving the Property or Buildings, costs incurred for the maintenance, repair and operation of such parking areas.

                      (x) in no event shall management and administration fees include any salaries, benefits or other compensation paid to personnel who are not engaged full time or part time, as the case may be, in connection with the maintenance, operation or management of the Property; Landlord's general or administrative overhead expenses; costs of automobiles and travel expenses; professional, civil or recreational memberships; costs of seminars, conventions, educational programs and the like; or charitable contributions. Salaries of part--time personnel shall be included in Operating Expenses only to the extent of, and in proportion to, such person's engagement in the maintenance, operation or management of the Property.

                      (xi) costs incurred for alterations or improvements which are considered capital improvements or replacements under generally accepted accounting principles, except as provided for in paragraph 5.C.(ii) above.

                      (xii) costs incurred in compliance with the Americans with Disabilities Act of 1990, as amended.

               All maintenance and other on--going service contracts for the Property shall be competitively bid; Landlord shall accept the lowest responsible bidder conforming to Landlord's requirements.

               The aggregate sum of all Operating Expenses upon which the Increase is determined for a particular Lease year shall not exceed the aggregate sum of such cost items which are actually incurred by Landlord for the year in question. No cost item shall be included more than once or allocated under more than one expense category.

               F. Tax Exclusions. Notwithstanding anything to the contrary in the Lease, "Real Property Taxes" shall not include, and Tenant shall have no liability for the following charges: (1) interest or penalties imposed as a result of Landlord's failure to pay taxes or assessments when due; (2) any taxes, fees, assessments, levies or similar impositions that are charged or assessed other than with respect to the Premises, Building or Property; (3) increases in real estate taxes resulting from new construction (other than of the Tenant Improvements) or related to Tenant's use of the Premises; or (4) Landlord's estate, gift, transfer, franchise or income taxes. All assessments which can be paid by Landlord in installments shall be included as a reimbursable expense item as if paid over the maximum number of installments permitted, regardless of when Landlord actually pays such assessments.

       6.      Late Payment Charges.
               --------------------

               Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs being extremely difficult or impracticable to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises, or late charges and penalties due to late payment of Real Property Taxes due on the Premises. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within ten (10) days after Tenant receives written notice from Landlord that such amount has not been paid when due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that the Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

Initials:

----------------------------------------------     -----------------------
Landlord                                           Tenant

       7. Security Deposit.
          ----------------

               Tenant shall not be required to deposit a security deposit with Landlord.

       8.  Holding Over.
           ------------

               If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month--to--month only and shall not constitute a renewal or extension for any further term. In such event, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due hereunder shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein.

       9.  Tenant Improvements.
           -------------------

               Landlord agrees to construct the Premises and perform all tenant standard improvement work at its sole cost and expense in accordance with the plans attached hereto as Exhibit D (including repainting and recarpeting the Premises, replacing all damaged ceiling tile and performing all required duct work for the computer room as described on Exhibit D together with general office standard electrical work). In addition, Landlord shall, at its expense, provide all architectural services and construction drawings and shall obtain all required permits. Tenant shall have the right to upgrade the standard finish work to the Premises in accordance with the list of additional above standard tenant improvements attached hereto as Exhibit E. In such event, Landlord shall pay the cost of such additional above standard tenant improvement work provided, however, the cost thereof shall be amortized into the Rent over a five (5) year period at ten percent (10%) per annum at the time Landlord commences such additional tenant improvement work.

       10.     Condition of Premises.
               ---------------------

               If Landlord has agreed to construct any Tenant Improvements, within thirty (30) days after completion of the Tenant Improvements, Tenant shall conduct a walk--through inspection of the Premises with Landlord and complete a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. The punch-list to be prepared by Tenant shall not include any damage to the Premises caused by Tenant's move-in, which damage shall be repaired or corrected by Tenant, at its expense. Tenant acknowledges that except as expressly set forth in this Paragraph 10, neither Landlord nor its Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its Agents agreed to undertake any Alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease. If Tenant fails to submit a punch-list to Landlord within such thirty (30) day period, it shall be deemed that there are no items needing additional work or repair. Landlord shall cause all reasonable punch-list items to be completed within thirty (30) days after the punch-list has been submitted to Landlord by Tenant, or as soon as practical thereafter. Upon completion of such punch-list items, Tenant shall approve such completed items in writing to Landlord. If Tenant fails to approve such items within seven (7) days of completion, such items shall be deemed approved by Tenant. On the commencement of the term hereof, Landlord shall deliver the Premises to Tenant free of debris and in good working order, condition, and repair. Landlord represents and warrants to Tenant that on the commencement of the term hereof, the Premises and any tenant improvements to be constructed by Landlord (a) shall be free from material structural defects, and (b) shall comply with all applicable covenants and restrictions of record, statutes,'ordinances, codes, rules, regulations, orders, and requirements. In the event of any breach of the foregoing warranties, Landlords shall promptly rectify such breach at Landlord's sole cost and expense. Landlord further represents and warrants to Tenant that as of the date of this Lease, to the best of Landlord's knowledge, the Premises, including the underlying soil and ground water, are free from contamination by any Toxic Materials. As used herein, "to the best of Landlord's acknowledge" shall mean to the current actual knowledge of Landlord, no duty being imposed upon Landlord to undertake any inspection or investigation of the physical condition of the Premises or the Property. Tenant acknowledges that Landlord has not conducted any testing of the Premises (including the underlying soil and ground water) to determine whether there is any contamination of the Premises by Toxic Materials, and that Landlord's representation and warranty is based solely on Landlord's current, actual knowledge. Landlord shall protect, indemnify, defend and hold Tenant harmless from and against any and all liability, loss, suits, claims, actions, costs and expenses, including attorneys' fees and costs arising from any contamination of the Premises (including the underlying land and ground water) by any Toxic Materials, except to the extent that any such contamination was caused or contributed to by Tenant, its agents, employees, contractors, invitees or subtenants. For the purposes of this paragraph, "contamination" shall mean the presence of Toxic Materials or the release of any Toxic Materials in excess of amounts permitted by applicable state, federal or local laws, statutes, codes, ordinances, rules and regulations. Landlord's indemnification obligations under this paragraph shall extend only to Tenant's "out-of-pocket" costs, expenses and fees (which "out-of-pocket" costs shall include, without limitation, attorneys' and consultants' fees and costs) and all third party claims made against Tenant, but shall not include Tenant's lost profits or any loss of rental value of the Premises suffered or allegedly suffered by Tenant or anyone claiming under Tenant. Landlord's indemnity obligation under this paragraph shall survive the termination of this Lease.

       11.     Use of the Premises.
               -------------------

               A. Tenant's Use. Tenant shall use the Premises solely for general office and warehouse and other legal uses related thereto and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord.

               B. CC&R's. Tenant agrees that the Premises are subject and subordinate to the CC&R's. Tenant acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the Term, Tenant shall faithfully and timely perform and comply with the CC&R's and any modification or amendments thereof. Tenant shall hold Landlord and its Agents harmless and indemnify Landlord and its Agents against any loss, expense, damage, attorneys' fees and costs or liability arising out of or in connection with the failure of Tenant to so perform or comply with the CC&R's.

               C.     Compliance.

                     (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of duly constituted public authorities now in force or which may hereafter be in force, or the requirement of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall not be responsible for compliance with any laws, codes, ordinances or other governmental directives where such compliance is not related specifically to Tenant's use and occupancy of the Premises. For example, if any governmental authority should require the Building or the Premises to be structurally strengthened against earthquake or require the removal of asbestos from the Premises and such measures are imposed as a general requirement applicable to all tenants rather than as a condition of Tenant's specific use or occupancy of the Premises, such work shall be performed by and at the sole cost of Landlord provided, however, that if the acts or omissions of Tenant, its employees or agents have caused or materially contributed to the condition (e.g., Tenant has installed alterations which affect the structural integrity of the Building), Tenant shall reimburse Landlord, as additional rent, for the costs incurred by Landlord in effecting compliance with the applicable law, code, ordinance or governmental directive. Tenant shall not commit any public or private nuisance or any other act or thing which would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby Property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provide. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building.

                     (ii) In particular, Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises and Tenants failure to do so shall be a default under the Lease. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and its Agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with Tenant's storage, use and disposal of Toxic Materials. Tenant shall further be solely responsible for and shall defend, indemnify and hold Landlord and its Agents harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's use, storage or disposal of Toxic Materials in, on or about the Premises, the Building, or the Project, and the removal, clean--up and restoration work and materials necessary to return the Premises and any other Property of whatever nature to their condition existing prior to Tenant's storage, use or disposal of Toxic Materials on the Premises. Tenant's obligations hereunder shall survive the termination of this Lease.

        12.    Quiet Enjoyment.
               ---------------

               Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

        13.    Alterations.
               -----------

               Except for Tenant's telephone systems and office application equipment, after the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for nonstructural Alterations not exceeding Five Thousand Dollars ($5,000.00) in cost, with respect to any Alterations or related series of Alterations without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any:

                     (i)     Alterations to the exterior of the Building;
                                                                        -

                     (ii) Alterations to and penetrations of the roof of the Building; and

                     (iii) Alterations visible from outside the Premises to which Landlord may withhold Landlord's consent on wholly aesthetic grounds.

All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws and the CC&R's, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of either the Building or the Premises. Tenant shall be required to provide Landlord with "as--built" plans, copies of all construction contracts and proof of payment for all labor and materials for any Alterations constructed by Tenant during the Term. Tenant's telephone systems, trade fixtures and office application equipment, and all Alterations made by Tenant shall be deemed Tenant's Personal Property and Tenant shall have the right to remove said Personal Property from the Premises upon the expiration of this Lease, provided, however, Tenant shall repair any damage and perform any restorative work caused by such removal. Subject to Paragraph 24, Landlord may, at its option, require Tenant, at Tenant's expense, to remove any nonstructural Alterations installed by Tenant and return the Premises to their condition as of the Commencement Date of this Lease, normal wear and tear excepted, provided, however, Tenant shall not be required to remove (a) any of the initial tenant improvements constructed on behalf of Tenant, (b) any alterations made by Tenant in order to comply with its repair obligations under Paragraph 17, or by any alterations or additions for which Tenant obtained Landlord's consent, unless Landlord indicated, at the time the Landlord granted such consent, that such removal will be required. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises. Landlord may, at Landlord's option, require Tenant to provide, at its cost, demolition and/or lien and completion bonds in a form and amount satisfactory to Landlord.

        14.    Surrender of the Premises.
               -------------------------

               Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, except for normal wear and tear and fire or other casualty which Tenant was not otherwise obligated to remedy under any provision of this Lease, Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph 13., and all Tenant's Personal Property and repair any damage and perform any restoration work caused by such removal. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent; Any power wiring or power panels; lighting or lighting fixtures; wall coverings, drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment not originally Tenant's personal property; fencing or security gates; landscaping; or other similar building operating equipment or decorations. If Tenant is then in default, Tenant shall only remove such Alterations and Tenant's Personal Property as specified in written notice from Landlord to Tenant. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such Property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such Property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord and its Agents against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

        15.    Real Property and Personal Property Taxes.
               -----------------------------------------

               A. Payment by Landlord. Landlord shall pay all taxes, assessments, license fees and other charges that are levied and assessed against the Property.

B. Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal Property of Landlord.

               C. Failure to Pay. Tenant's failure to pay the charges required to be paid under subparagraph B shall constitute a default under this Lease.

        16.    Utilities and Services.

               Landlord shall be responsible for and shall pay promptly all charges for water, gas, electricity, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon in accordance with the provisions of Exhibit F attached hereto. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the misconduct of Landlord.

        17.    Repair and Maintenance.

               A.    Building.
                     --------

                      (i) Landlord's Obligations. Landlord shall keep in good order, condition and repair the structural parts of the Building, which structural parts include the foundation, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plateglass, showcases and interior ceiling), roof and subflooring of the Premises, as well as all plumbing facilities within the Premises, fixtures, interior walls, floors, ceilings, windows, store front, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, any automatic fire and extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises except for any damage thereto caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors. Tenant shall notify Landlord in writing of the need for such repairs or maintenance. Landlord will commence all repairs hereunder in a timely manner but at least within five (5) days (or as soon as reasonably practicable) after receipt of written notice from Tenant. All interior glass is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality.

               B. Waiver. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

        Notwithstanding the above, should Landlord fail or refuse to commence to make critical repairs for any period exceeding fifteen (15) days after receipt of notice from Tenant and proceed to diligently complete such repairs thereafter and the unrepaired condition substantially impairs Tenant's use of the Premises, then Tenant may make such repairs and deduct the expenses for the same from Rent due under the Lease.

               C. Compliance with Governmental Regulations. Tenant shall, at its own cost and expense, promptly and properly observe and comply with, including the making by Tenant of any Alteration to the Premises, all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including without limitation state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from Tenant's use or occupancy of the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises, including the provisions of the Americans with Disabilities Act of 1990, as amended. Landlord represents that to the best of its current actual knowledge the Premise shall substantially comply with the Americans With Disabilities Act of 1990 upon the Commencement Date of this Lease.

               D. Failure to Pay. Failure of Tenant to pay any of the valid charges required to be paid under this paragraph shall constitute a default under this Lease.

        18.    Fixtures.

               Tenant shall, at its own expense, provide, install and maintain in good condition all its Personal Property required in the conduct of its business in the Premises.

        19.    Liens.

               Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord and its Agents harmless from all liability and cost, including attorneys' fees and costs, in connection with or rising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days after the earlier of imposition of the lien or written request by Landlord. If Tenant elects to contest any charges resulting in a lien or claim of lien, Tenant shall post a bond to cover the amount of the lien. Tenant shall give landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least twenty (20) days prior to the Commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before the commencement of any such work. If Tenant fails to so remove said lien or post a bond within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

       20.     Landlord's Right to Enter the Premises.
               --------------------------------------

               Tenant shall permit Landlord and its Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred and eighty (180) days prior to the expiration of the Term, to place upon the Premises ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner so as to minimize interference with Tenant's business.

        21.    Signs.
               -----

               Tenant shall have the right to one (1) exterior monument sign fronting Fox Drive at an exact location to be designated by Landlord. Tenant shall have no right to maintain any other Tenant identification sign in any other location in, on or about the Building or the Premises and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant's signs shall be subject to Landlord's written approval prior to installation, which shall not be unreasonably withheld, the CC&R's, and any appropriate municipal or other governmental approvals. The cost of the signs, their installation, maintenance and removal expense shall be Tenant's sole expense. If Tenant fails to maintain its signs, or, if Tenant fails to remove its signs upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

        22.        Insurance.
                   ---------

               A. Indemnification. Tenant hereby agrees to defend (with attorneys acceptable to Landlord), indemnify and hold harmless Landlord and its Agents from and against any and all damage, loss, liability or expense including, without limitation, attorneys' fees and legal costs suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and Property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Property or any part thereof and adjacent areas by the Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto the Premises by the Tenant, except to the extent caused by the negligence of Landlord or its Agents. Tenant agrees that the obligations assumed herein shall survive this Lease.

               B. Tenant's Insurance. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by responsible carrier or carriers acceptable to Landlord which afford the following coverage:

                     (i)     Workers' compensation - Statutory limits.

                     (ii) Employer's liability - Not less than One Hundred Thousand and no/lOOths Dollars ($100,000.00).

                     (iii) Comprehensive general liability insurance including blanket contractual liability broad form Property damage, personal injury, completed operations, products liability, fire damage legal, in an amount not less than One Million and no/lOOths Dollars ($1,000,000.00) combined single limit for both bodily injury and Property damage, naming Landlord and its Agents as additional insureds, containing cross liability endorsements, if applicable, and insuring Tenant's performance of the indemnification provisions contained in Paragraph 22.A.
                     (iv) "All Risk" Property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage) on Tenant's Personal Property located on or in the Premises, and any Alterations constructed or installed on the Premises by Tenant. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage comparable to the coverage provided in the standard ISO All--Risk form. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair or replacement of such items so insured. Landlord shall not have any interest in the insurance upon Tenant's Personal Property.

               C. Property Insurance. During the Term Landlord shall maintain "All Risk" Property insurance (including, at Landlord's option, earthquake and flood coverage, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage) on the Property, in the amount of the full replacement value thereof. excluding coverage of all Tenant's Personal Property located on or in the Premises, but including any Tenant Improvements. Such insurance shall also include insurance against loss of rents on an "All Risk" basis, including , at Landlord's option, earthquake and flood, in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of at least twelve (12) MONTHS COMMENCING ON THE DATE OF LOSS. Such insurance shall name Landlord and its Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement).

               D. Deductibles. Any deductibles in connection with those items set forth in Paragraph 22.B. must be approved in writing by Landlord prior to issuance of such policies, which approval shall not be unreasonably withheld. Tenant shall be liable for the payment of any deductible amount under any insurance policies required by be maintained pursuant to this Lease.

               E. Certificates. Tenant shall deliver to Landlord at least thirty
(30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. The certificates shall expressly provide that the interest of Landlord therein shall not be affected by any breach of Tenant of any policy provision for which such certificates evidence coverage. Further, all certificates shall expressly provide that no less than thirty (30) days' prior written notice shall be given Landlord in the event of cancellation of the coverage evidenced by such certificates.

               F. Increased Coverage. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection, provided said insurance is then standard for tenants of similar buildings in the San Jose area.

               G. No Limitation of Liability. Landlord and its Agents make no representation that the limits of liability specified to be carried by Tenant under this Lease are adequate to protect Tenant. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

               H. Insurance Requirements. All such insurance shall be in a form satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports: shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord; and shall be primary as to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate. Tenant is expressly prohibited from doing or permitting any act or use of the Premises which would invalidate any insurance policy.

               I. Failure to Pay. The failure of Tenant to obtain and pay for any insurance required to be obtained and paid for by it hereunder shall be deemed a default under this Lease.

               J. Self Insure. Notwithstanding anything herein to the contrary, Landlord acknowledges and agrees that Tenant shall have the right to elect to self-insure against any and all risks for which insurance is required hereunder by giving written notice of such election to Landlord or, at any time during the Term, to provide such insurance through an insurance company in accordance with the requirements of this paragraph 22. This right to self-- insure is granted to Intel Corporation and shall not be a part of this Lease in the event of a Sublet of this Lease.

        23.    Waiver of Subrogation.

               Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss and damage occasioned to such waiving party for its Property or the Property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage or, in the case of Tenant, to the extent self--insurance coverage is provided hereunder. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

        24.    Damage or Destruction.

               A. Landlord's Obligation to Rebuild. If the Premised or the Building is damaged or destroyed, Landlord shall promptly and diligently repair the same unless it has the right to terminate this Lease as provided herein and it elects to so terminate.

               B. Landlord's Right to Terminate. Landlord shall have the right to terminate this Lease in the event any of the following events occurs:

                     (i) The Premises are destroyed and insurance proceeds are not available to pay ninety (90%) percent of the cost of repair, excluding any deductible for which Tenant shall be responsible;

                     (ii) The Premises or the Building is destroyed and more than one hundred twenty (120) days is reasonably required to repair or restore the Premises, or the Building, as the case may be;
                     (iii) The Premises or Building cannot be safely repaired because of the presence of hazardous factors, including but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

                      If Landlord elects to terminate this Lease, Landlord shall give Tenant written notice or its election to terminate within thirty (30) days after such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice. If Landlord elects not to terminate the Lease, Landlord shall give notice to Tenant of its election to rebuild within thirty (30) days of casualty to the Premises and such notice shall specify Landlord's architect's or engineer's reasonable estimate as to the time required to rebuild or restore the Premises. If, in the reasonable opinion of Landlord's architect or engineer, the Premises will take longer 4..han one hundred twenty (120) days to rebuild or restore and Landlord has elected to perform such rebuilding or restoration, Tenant may, notwithstanding Landlord's election, terminate this Lease by written notice to Landlord of such termination within ten (10) days after its receipt of Landlord's notice. Such termination shall be effective thirty (30) days after the giving of Tenant's notice. Landlord shall promptly, following the date of such damage or destruction, commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Building as soon as practicable and thereafter prosecute the same diligently to completion, in which event this Lease will continue in full force and effect. All insurance proceeds from insurance under Paragraph 22., excluding proceeds for trade fixtures, equipment and other personal Property of Tenant, shall be disbursed and paid to Landlord. If the casualty to the Premises or the Building is due to Landlord's negligence or willful misconduct, Landlord shall at Tenant's option be obligated to rebuild or restore the same notwithstanding any insufficiency of insurance proceeds provided that Landlord's out--of--pocket costs for such restoration do not exceed Fifty Thousand and no/lOOths Dollars ($50,000.00). If Landlord fails to restore the Premises (including reasonable means of access thereto) within a period which is sixty days longer than the period stated in Landlord's notice to Tenant as the estimated rebuilding period, Tenant, at any time thereafter until such rebuilding is completed, may terminate this Lease by delivering written notice to Landlord of such termination, in which event this Lease shall terminate as of the date of the giving of such notice.

               C. Limited Obligation to Repair. Landlord's obligation, should it elect to be obliqated to repair or rebuild, shall be limited to the basic Premises and the Tenant Improvements, or the basic Building, as the case may be, and Tenant shall, at its expense, replace or fully repair all Tenant's Personal Property and any alterations installed by Tenant and existing at the time of such damage or destruction.

               D. Abatement of Rent. Rent shall be temporarily abated proportionately, but only to the extent of any proceeds received by Landlord from rental abatement insurance described in Paragraph 22.C. in the event the damage was caused by the negligence of Tenant or its Agents, during any period when, by reason of such damage or destruction, Landlord reasonably determines that there is substantial interference with Tenant's use of the Building, giving regard to the extent to which Tenant may be required to discontinue Tenant's use of the Building. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted. This waiver is made so that the provisions of this Lease, not general principles of law, shall govern the obligations and rights of the parties in the event of damage or destruction.

               E. Damage Near End of Term. Anything herein to the contrary notwithstanding, if the Premises or the Building is destroyed or damaged during the last twelve (12) months of the Term, then Landlord may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage provided Tenant may elect to remain in the undamaged portion of the Premises if satisfactory for the conduct of its business. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 24.A. or 24.B., as the case may be. If this Lease is terminated, Landlord may keep all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property.

               F. Replacement Cost. The determination in good faith by Landlord of the estimated cost of repair of any damage, or of the replacement cost of the Premises or the Building, shall be conclusive for the purposes of this paragraph.

        25.    Condemnation.

               A. Total Taking - Termination. If title to all of the Property or so much thereof is taken for any public or quasi-- public use under any statute or by right of eminent domain so that reconstruction of the Property will not, in Landlord's and Tenant's mutual opinion, result in the Property being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Property or part thereof by taken. If the parties are unable to so agree within thirty (30) days of the taking, the matter shall be submitted to arbitration according to the rules, but not the jurisdiction of, the American Arbitration Association.

               B. Partial Taking. If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken. The Rent and other sums payable hereunder shall be reduced proportionately in the degree to which Tenant's use of the Premises is impaired. Landlord shall, to the extent of any condemnation proceeds available for such purpose, compensate Tenant for the unamortized value of any Alterations made to the Premises by Tenant which Tenant has a right to remove pursuant to Paragraph 13 of this Lease, and make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises. Rent and other sums payable hereunder shall be temporarily abated during such restoration proportionately in the degree to which Tenant's use of Premises is impaired. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Property or Premises. Such waiver is made so that the provisions of this Lease, not general principles of law, shall govern the rights and obligations of the parties in the event of a partial taking.

               C. No Apportionment of Award. Nothing contained herein shall be deemed or construed to prevent Tenant from interposing and prosecuting in any condemnation proceedings a claim for the unamortized value of any fixtures or improvements installed in or made to the Premises by Tenant if Tenant has the right to remove such improvements pursuant to Paragraph 13, or for its costs of moving or loss of business by reason of such condemnation. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's Business, or its moving costs, or for the loss of its good--will.

               D. Temporary Taking. No temporary taking of the Premises shall terminate this Lease. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Rent shall be abated only to the extent that any award made to Tenant for such temporary taking is less than the Rent due under this Lease for the period of such temporary taking. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this paragraph.

               E. Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under confirmed threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph.

        26.    Assignment and Subletting.

               A. Landlord's Consent. Tenant shall not enter into a Sublet without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublet without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease.

               B. Sublet Form. Each Sublet to which Landlord has consented shall be by an instrument in writing in a form reasonably satisfactory to Landlord and shall be executed by Tenant and Subtenant. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing.

               C. No Waiver. Consent by Landlord to one such Sublet shall not be deemed to be a consent to any subsequent Sublet.

               D. Information to be Furnished. If Tenant desires at any time to Sublet the Premises or any portion thereof, it shall first notify Landlord of this desire to do so and shall submit in writing to Landlord: (i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublet and a copy of the proposed Sublet form containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

               E. Landlord's Alternatives. At any time within fifteen (15) days after Landlord's receipt of the information specified in Paragraph 26.d., Landlord may, by written notice to Tenant, elect: (i) to lease for its own account the Premises or the portion thereof so proposed to be sublet by Tenant, upon the same terms as those offered to the proposed Subtenant but on a form reasonably acceptable to Landlord; (ii) to lease for its own account the Premises or the portion thereof so proposed to be Sublet by Tenant to any person upon any terms desired by Landlord; (iii) to consent to the Sublet by Tenant; or
(iv) to refuse its consent to the Sublet. Consent to a Sublet shall not be unreasonably withheld or delayed by Landlord.

        If Landlord fails to elect any of the alternatives set forth in Paragraph 26.3.(i) through Paragraph 26.3.(iv) above within the fifteen (15) day period, it shall be deemed that Landlord has consented to the Sublet.

        If Landlord elects to proceed with either Paragraph 26.3.(i) or Paragraph 26.E. (ii), and to lease the Premises or portion thereof proposed to be Sublet by Tenant on its own account, Landlord and Tenant shall enter into a limited release and termination agreement whereby Tenant is relieved of any liability, including the payment of Rent, with respect to such released portion of the Premises during the term of the Sublet. Upon the expiration of the lease between Landlord and the new tenant for such released space, providing this Lease Term is still in effect, Landlord shall return possession of the released space to Tenant in substantially the same condition, normal wear and tear excepted, it was in when it was released and delivered to Landlord, and Tenant shall resume all its obligations under this Lease with respect to such space, including, without limitation, the payment of Rent attributable to such space.

        If Landlord proceeds with Paragraph 26.E. (iii) and consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 26.0., subject, however, at Landlord's election, to the condition that fifty percent (50%) any excess of the Subrent over (i) the Rent required to be paid by Tenant hereunder, (ii) the cost to Tenant of any brokers' commission for the Sublet, (iii) the cost to Tenant of any tenant improvements to induce the subtenant to enter the Sub let and (iv) any other direct costs of producing the Sublet, shall be paid to Landlord. Any such Subrent to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Monthly Rent payable to Landlord hereunder pursuant to Paragraph 5.A. Tenant shall provide Landlord with copies of paid invoices, certified by Tenant to be true and correct, for each of the direct costs incurred by Tenant in procuring the Sublet.

               F. Proration. If a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

               G. Executed Counterpart. No Sublet shall be valid nor shall any Subtenant take possession of the Premises until an executed counterpart of the Sublet agreement has been delivered to Landlord.

               H. Exempt Sublets. Notwithstanding the foregoing, Landlord's consent shall not be required for any Sublet to a subsidiary or affiliate of Tenant, or any transfer of this Lease as the result of a merger or purchase of substantially all the assets of Tenant provided that the successor entity has a net worth greater than or equal to the net worth of Tenant as of the date prior to the merger or purchase of substantially all the assets of Tenant.

               I. No Merger. No merger shall result from Tenant's sublease of the Premises under this Article 26, Tenant's surrender of this Lease or the Termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of the Tenant as sub landlord thereunder.

        27.    Default.

               A. Tenant's Default. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur:

                      (i) If Tenant shall have failed to pay Rent or any other sum required to be paid hereunder when due; and such failure continues for a period of five business days after Tenant's receipt of written notice from Landlord specifying Tenant's failure to pay when due, provided, however that such notice shall be in lieu of, and not in addition to, any notice required pursuant to Section 1161 of the California Code of Civil Procedure regarding unlawful detainer actions; or

                      (ii) If Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure such breach within thirty (20) days after written notice thereof from Landlord where such breach could reasonably be cured within such thirty (30) day period; provided, however, that where such failure could not reasonably be cured within the thirty (3O) day period, that Tenant snail not be in default if it has commenced such performance within the thirty
(30) day period and diligently thereafter prosecutes the same to completion; or

                      (iii) If Tenant shall have assigned its assets for the benefit of its creditors; or

                      (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                      (v) If Tenant shall have abandoned or vacated the Premises, provided, however, if Tenant continues to pay Rent as and when it becomes due there shall be no default hereunder and in the case of such abandonment or vacation Landlord shall have the right to try to relet the Premises on behalf of Tenant; or

                      (vi) If a court shall have made or entered any decree or order other than under the bankruptcy or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days; or

               B. Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative.

                      (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

                      (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions (to the extent applicable to the then remaining Term of this Lease), expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

                                    (a)    The worth at the time of award of
unpaid Rent and other sums due and payable which had been earned at the time of termination including any remaining above standard tenant improvement with which has been amortized into the rent and not paid at the time of default; plus

                                    (b)    The worth at the time of award of the
amount by which the unpaid Rent and other sums due and payable which would have been payable after terminations until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                                     (c)   The worth at the time of award of the
amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                                     (d)   Any  other  amount   reasonably
necessary which is to compensate Landlord for ail the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants;
(iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                                    (e) At Landlord's  election,  such other
amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

               The "worth at the time of award" of the amounts referred to in Paragraphs 27.B.(ii) (a) and 27.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "Worth at the time of award" of the amount referred to in Paragraph 27.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                      (iii) Landlord may, with or without terminating this Lease, and pursuant to California law, re--enter the Premises and remove all persons and Property from the Premises; such Property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

               C. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion. In addition to all of the rights and elections provided in this Lease and all other legal or equitable remedies or damages provided by law and not waived hereunder, Tenant may elect after written notice to Landlord and Landlord's failure to cure within the time herein prescribed, to proceed without terminating this Lease to correct any such default by itself, performing or complying on behalf of Landlord, with any of the covenants, conditions and agreements to be performed by Landlord, except for structural repairs, and may collect the cost of same from Landlord.

        28.    Subordination.

               A. Documentation. This Lease is subject and subordinate to ground and underlying leases, mortgages and deeds of trust (collectively "Encumbrances") which now affect the Premises, to the CC&R's and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require that this Lease to be prior and superior thereto, within seven (7) days of written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems reasonably necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof. Notwithstanding the foregoing, in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder shall enter into a recognition and attornment agreement with Tenant to the effect that, as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant, no lease termination or foreclosure of, deed given in lieu of foreclosure of, or sale under the Encumbrance, and no steps or procedures taken under the Encumbrance, shall affect Tenant's rights hereunder. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder required to effectuate such subordination to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, it shall be deemed that Tenant has agreed to subordinate this Lease to the lien of the Encumbrance. Landlord represents that as of the date of this Lease, there are no deeds of trust or mortgages encumbering the Premises. Further, Landlord agrees to use reasonable efforts to obtain and deliver to Tenant a Non-- Disturbance Agreement running to the benefit of Tenant from all beneficiaries of future deeds of trust or mortgages.

               B. Attornment. Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Property at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance. and such entity shall attorn to Tenant or Tenant's successor in interest.

        29. Notices. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy--two (72) hours have elapsed from the time when such notice was deposited in the United States Mail, registered or certified, and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. Either party may change its address by giving notice of same in accordance with this paragraph.

        3O. Attorneys' Fees. If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

        31. Estoppel Certificates. Tenant shall within seven (7) days following written request by Landlord:

                      (i)    Execute and deliver to Landlord any documents,
including  estoppel   certificates,   in  the  form  prepared  by  Landlord  (a)
certifying, if true, that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging, if true, that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, and (c) evidencing the status of the Lease as may be required eitl3r by a lender making a loan to Landlord to be secured by deed of rust or mortgage covering the Property or a purchaser of the
 .perty from Landlord. Tenant's failure to deliver an estoppel certificate within seven (7) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance and (c) that no Rent has been paid in advance.

               If Tenant fails to so deliver a requested estoppel certificate with the prescribed time, it shall be deemed that there are no uncured defaults on the part of Landlord to be performed and that this Lease is in full force and effect.

        32. Transfer of the Property by Landlord. In the event of any conveyance of the Property and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment and all such covenants and obligations shall be binding upon the transferee.

        33. Landlord's Right to Perform Tenant's Covenants. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, subject to the notice and cure provisions of Paragraph 27.A., Landlord may, but shall not be obligated to without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

        34. Tenant's Remedy. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part by be performed, Tenant shall be required to deliver to Landlord written notice of the same. If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of Rent or other income from such Property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Premises, and neither Landlord nor its Agents shall be liable for any deficiency.

        35. Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises (provided Landlord has provided Tenant with the name and address of such beneficiary or mortgagee), and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

        36. Brokers. Landlord and Tenant each warrant and represent to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Cushman & Wakefield and CPC Baker Harris and that neither knows of any other real estate broker or agent who is or night be entitled to a commission in connection with this Lease. Landlord and Tenant each agree to indemnify and hold the other party and its Agents harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any other brokers or individuals for commission or fees resulting from the execution of this Lease.

        37. Acceptance. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

        38. Recording. Neither party shall record this Lease. Either party may, however, record a short form memorandum of this Lease with the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

        39. Quitclaim. In the event a short form memorandum of this Lease is filed of record, upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of the Premises.

        40. Modifications for Lender. If, in connection with obtaining financing for the Property or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder.

        41. Parking. Pursuant to Paragraph 2., Tenant shall have the right to park in the Project's parking facilities free of charge unless any governmental entity imposes a parking fee, parking surcharge or similar imposition on property owners in which event Tenant shall pay such fee, surcharge or imposition to Landlord upon request. Such right to park shall be on conditions as may from time to time be established by Landlord. Tenant agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming crowded and to allocate and assign parking spaces among Tenant and the other tenants. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to utilize during the Term four (4) parking spaces per each 1,000 square feet of Premises.

        42.    General.
               -------

               A. Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

               B. Executed Copy. Any fully executed copy of this Lease shall be deemed an original for all purposes.

               C. Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

               D. Severability. In case any one or more of the provisions contained herein, except for the payment of Rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

               E. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

               F. Gender: Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

               G. Binding Effect. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

               H. Waiver. The waiver by either party of any breach of any term condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived unless said party evidences the waiver in a writing signed by said party.

               I. Entire Agreement. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

               J. Authority. Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with its by--laws or a corporate resolution and that this Lease is binding upon Tenant in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within seven (7) days of Landlord's request therefor shall be deemed a default under this Lease. Landlord covenants and represents that it has full and complete authority to enter into this Lease under all of the terms, conditions and provisions set forth herein and so long as Tenant performs each and every term, provision and condition herein contained on the part of Tenant to be performed, Tenant may peacefully and quietly enjoy the Premises without hindrance or molestation by Landlord or by any other person claiming by, through or under Landlord.

               K. Exhibits. All exhibits, amendments, riders and addendum attached hereto are hereby incorporated herein and made a part hereof.

               L. Joint and Several Liability. All parties signing this Lease as Tenant Shall be jointly and severally liable for all obligations of Tenant.

        43. Option to Cancel. Landlord grants to Tenant a one (1) time right to cancel this Lease at the end of the sixtieth (60th) month of the Lease on the following terms and conditions:

               A. Tenant shall provide Landlord with at least one hundred eighty (180) days prior written notice of election to cancel this Lease; and

               B. Tenant shall pay, at the time of giving such notice, a cancellation fee equal to $48,540.

        THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

TENANT:

INTEL CORPORATION
A Delaware corporation

Dated: Nov. 9, 1992

Earl Whetstone
Director, Americas Sales & Mktg.


LANDLORD:

ALPHA BUILDING ASSOCIATES JOINT VENTURE, a California general partnership

Dated:_____________, 1992

HUTTON REAL ESTATE SERVICES, INC.
A Delaware Corporation
general partner

William Caulfield
Vice--President

The land referred to herein is described as follows:

ALL HA CERTAIN REAL PROPERTY IN THE CITY OP SAN ~OSE, COUNTY CF SA CLARA, STATE OF CALIFORNIA, OESCRIBEO AS FOLLOWS:

                                   PARCEL CNE

ALL OF PARCEL. 2, AS -SHOWN UPON THAT CERTAIN MAP ENTITLED, "~ MAP BEING ALL OF LOTS '4 C 5 OF TRACT NO. 7422, ACCORDING TO THE MAP THEREOF RECORDED IN BOOK 511 OF MAPS AT PAGES 20 THROUGH 23, SANTA CLARA COUNTY RECORDS", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, MAY 23, 1983, IN BOOK 513 OF MAPS, AT PAGES a AND 9.

RESERVING THEREFROM AN EASEMENT 24.00 FEET IN WIDTH FOR THE PURPOSE "MUTUAL INGRESS/EGRESS", OVER THE SOUTHERLY PORTION OF PARCEL 2, AS UPON THAT CERTAIN MAP ENTITLED, "PARCEL MAP BEI?JG ALL OF LOTS 14 ; 5 TRACT ~JO. 7422, ACCORDING TO THE MAP THEREOF RECORDED IN 800K 511 01 AT PAGES 20 THROUGH 23, SANTA CLARA CCUNTY RECORDS", WHICH MAP WAS F FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLA; STATE OF CALIFORNIA, 014 HAY 23, 1983 IN BOOK 513 OF MAPS, AT PAGES 1 AND 9

SAID EASEMEIJT IS RESERVED AS APPURTENANT TO AND FOR THE BENEFIT OF 1, AS SHOWN O~1 SAID PARCEL MAP ABOVE REFERRED TO.

                                   PARCEL TWO

AN EASEMENT 2'4.O0 FEET IN WIDTH FOR THE PURPOSE OF "MUTUAL INGRESSA OVER THE WESTERLY AND NORTHWESTERLY- PORTIONS OF PARCEL 1, AS SHOWN THAT CERTAIN MAP ENTITLED, " PARCEL MAP BEING ALL OF LOTS '4 C S OF NO. 7'.22, ACCORDING TO THE MAP THEREOF RECORDED IN BOOK 511 OF MAPS PAGES 20 THROUGH 23, SANTA CLARA COUNTY. RECORDS:, WHICH MAP WAS FI RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, OF CALIFORNIA, ON MAY 23 , 1583 IN BOOK 52.3 OF MAPS, AT PAGES 8 AND

RECORDING REQUESTED BY:


WHEN RECORDED RETURN TO:

HOWELL & HALLGRIMSON
28 North First Street
10th Floor, Commercial Building
San Jose, CA 95113


SECOND AMENDMENT TO DECLARATION OF
COVENANTS, CONDITONS AND RESTRICTIONS FOR
SWENSON BUSINESS PARK
DATED SEPTEMBER 9, 1982


                 On April 16. 1992, Carl N. Swenson Co., Inc., California corporation ("Declarant"), caused to be recored a Declaration of Covenants, Conditions and Restrictions Swenson Business Park in Book G728, Pages 394 et sec., Santa Clara County Records, California, affecting certain real property described therein. References to "Declaration" mean the Declaration of Covenants, Conditions and Restrictions for Swenson Business park, as it may be amended from time to time.

                Thomas A. Lopes and Evelyn J. Lopes, Trustees the Thomas A. Lopes Family Trust, as to an undivided 89.5% interest; and Stephen Thomas Lopes, as to an undivided 3.5% interest; and Shelly Christine Botner, as to an undivided 3.5% interest; and Jeffrey Michael Lopes, as to an undivided 3.5% interest, are the owners ("Owner") of the real property described in Exhibit A, attached hereto and made a part hereof.

                 Pursuant to Article XIII of the Declaration, Declarant and Owner herebv annex the real property described in Exhibit A to the real property described in the Declaration and cause the real property described in Exhibit A become subject to all the provisions of the Declaration.

               RECORDING REQUESTED BY:                        G728  394

               WHEN RECORDED RETURN TO:                        7338883
               HOWELL & HALLGRIMSON
               Tenth Floor Commercial Building
               28 North First Street
               San Jose, CA 95113
               Attn: Eric Wong


               Recorded at the request of
               Title Insurance and Trust Company

               April 10, 1982

               George A. Mann, Recorder
               Santa Clara County, Official Record


               DECLARATION OF COVENANTS
               CONDITIONS AND RESTRICTIONS
               FOR
               SWENSON BUSINESS PARK

RECORDING REQUESTED BY:


WHEN RECORDED RETURN TO:

HOWELL & HALLGRIMSON
28 North First Street
10th Floor, Commercial Building
San Jose, CA 95113


SECOND AMENDMENT TO DECLARATION OF
COVENANTS, CONDITONS AND RESTRICTIONS FOR
SWENSON BUSINESS PARK
DATED SEPTEMBER 9, 1982


                 On April 16. 1992, Carl N. Swenson Co., Inc., California corporation ("Declarant"), caused to be recorded a Declaration of Covenants, Conditions and Restrictions Swenson Business Park in Book G728, Pages 394 et sec., Santa Clara County Records, California, affecting certain real property described therein. References to "Declaration" mean the Declaration of Covenants, Conditions and Restrictions for Swenson Business park, as it may be amended from time to time.

                Thomas A. Lopes and Evelyn J. Lopes, Trustees the Thomas A. Lopes Family Trust, as to an undivided 89.5% interest; and Stephen Thomas Lopes, as to an undivided 3.5% interest; and Shelly Christine Botner, as to an undivided 3.5% interest; and Jeffrey Michael Lopes, as to an undivided 3.5% interest, are the owners ("Owner") of the real property described in Exhibit A, attached hereto and made a part hereof.

                 Pursuant to Article XIII of the Declaration, Declarant and Owner herebv annex the real property described in Exhibit A to the real property described in the Declaration and cause the real property described in Exhibit A become subject to all the provisions of the Declaration.

Except as amended hereby, the Declaration is, shall remain, in full force and effect.

DECLARANT                                 OWNER
CARL N. SWENSON CO., INC.,
a California corporation


By:
-----------------------------------       -----------------------
                                          Thomas A. Lopes

By:
-----------------------------------       -----------------------
                                          Evelyn J. Lopes

                                          *Trustees  of the Thomas a. Lopes
                                          Family Trust as to an undivided
                                          89.5% interest



                                          ------------------------
                                          Stephen Thomas Lopes
                                          as to an undivided 3.5% interest



                                          -------------------------
                                          Shelly Christine Botner
                                          as to an undivided 3.5% interest



                                          --------------------------
                                          Jeffrey Michael Lopes
                                          as to an undivided 3.5% interest

JMS DESIGNS
132 Nina Court, Los Gatos. Ca. 95032 (408) 559-3262


INTEL
Santa Clara Sales Office


BUILDING UPGRADES                                               REV 1; 10/07/92


 1.     Wall covering at four small conference rooms.

 2.     Wall covering at one large conference room.

 3.     Wall covering at high traffic areas; see plan.

 4.     White board with pull down screen at four small conference rooms.

 5.     Black out window covering at large conference room.

 6.     Dishwasher at the break room.

 7.     Install parabolic louvers at the large conference room.

 8.     Install parabolic louvers at the demonstration room.

 9. Allowance to install track lighting at the demonstration room. Allow for 48 lineal feet of two circuit track with a total of 8 circuits. Figure on 12--16 track fixtures at about $125 each.

EXHIBIT "F"

                       STANDARD FOR UTILITIES AND SERVICES


       The following Standards for Utilities and Services shall apply to the Building. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto at any time as Landlord, in its sole discretion, deems advisable to the extent necessary to comply with any laws, rules, ordinances or regulations of any governmental authority. Landlord agrees to provide the following services in a manner consistent with other first class buildings in the area.

        (a) On the Commencement Date through the date the Lease terminates, during the hours of 7:00 a.m. through 7:00 p.m., Monday through Friday (excluding holidays) (and at other times for a reasonable additional charge to be fixed by Landlord approximating the actual costs of operations), Landlord shall ventilate the Premises and furnish air--conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air-conditioning system achieves maximum cooling when the window coverings are closed. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all reasonable requirements which Landlord may prescribe for the proper functioning and protection of said air-conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building air-conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. Landlord agrees to obtain and maintain during the Term an air conditioning maintenance service contract covering the Premises. Landlord shall furnish air conditioning to Tenant's computer room twenty-four (24) hours a day, seven (7) days a week.

        (b) The Landlord shall furnish to the Premises electric current as required by the Building's standard office lighting and normal office business machines (including photocopying machines and personal computers). Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the prior written consent of Landlord. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation.

         (c) Hot and cold water will be available in public areas for drinking and lavatory purposes only and in employee coffee and lunch rooms.

         (d) The Landlord shall provide janitorial services (including supplies) on the Premises five (5) times per week. Tenant shall pay to Landlord, upon demand, the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices. Landlord shall provide window washing at least two (2) times per calendar year.

        (e) "Holidays" for purposes of this Lease, shall be defined as holidays observed by the United States Post Office. "Usual business hours" for purposes of this Lease, are from 7:00 a.m. until 7:00 p.m., Monday through Friday, except holidays.

        Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air--conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the reasonable judgment of Landlord desirable r necessary to be made, until said repairs, alterations or improvements shall have been completed. Any failure to supply utilities or services by reason of accident, emergency, repair, alteration or improvement, shall not be construed as an eviction of Tenant, whether actual or constructive, and shall not cause an abatement of Rent, either in whole or in part except as provided in the Lease.

        Any costs or expenses incurred by Landlord with respect to Tenant's default hereunder and all payments to be made by Tenant to Landlord pursuant to the above provisions, as stated herein or as may be later modified, shall be deemed to be Additional Rent under the Lease and Landlord shall have all its rights and remedies under the Lease and at law with respect to the same including but not limited to the right to late fees and interest upon default.